Exhibit 10.2

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INCREMENTAL FACILITY AGREEMENT

INCREASE IN REVOLVING CREDIT COMMITMENTS

dated as of November 23, 2015

among

MEDIACOM ILLINOIS LLC

MEDIACOM INDIANA LLC

MEDIACOM IOWA LLC

MEDIACOM MINNESOTA LLC

MEDIACOM WISCONSIN LLC

ZYLSTRA COMMUNICATIONS CORP.

MEDIACOM ARIZONA LLC

MEDIACOM CALIFORNIA LLC

MEDIACOM DELAWARE LLC

MEDIACOM SOUTHEAST LLC,

as Borrowers

The LENDERS Party Hereto
and

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

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INCREMENTAL FACILITY AGREEMENT

(INCREASE IN REVOLVING CREDIT COMMITMENTS)

INCREMENTAL FACILITY AGREEMENT (this “Incremental Facility Agreement”) dated as of November 23, 2015, among MEDIACOM ILLINOIS LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Illinois”); MEDIACOM INDIANA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Indiana”); MEDIACOM IOWA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Iowa”); MEDIACOM MINNESOTA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Minnesota”); MEDIACOM WISCONSIN LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Wisconsin”); ZYLSTRA COMMUNICATIONS CORP., a corporation duly organized and validly existing under the laws of the State of Minnesota (“Zylstra”); MEDIACOM ARIZONA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Arizona”); MEDIACOM CALIFORNIA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom California”); MEDIACOM DELAWARE LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Delaware”); and MEDIACOM SOUTHEAST LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Southeast” and, together with Mediacom Illinois, Mediacom Indiana, Mediacom Iowa, Mediacom Minnesota,  Mediacom Wisconsin, Mediacom Arizona, Mediacom California and Mediacom Delaware, the “Borrowers”); the NEW REVOLVING CREDIT LENDERS and the INCREASING REVOLVING CREDIT LENDER party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (together with its successors in such capacity, the “Administrative Agent”).

The Borrowers, the Lenders party thereto, the Issuing Lender identified therein and the Administrative Agent are parties to the Amended and Restated Credit Agreement, dated as of February 5, 2014 as amended and supplemented by the Incremental Facility Agreement, dated as of August 15, 2014 as further amended and supplemented by the Incremental Facility Agreement, dated as of August 12, 2015 (as further amended, modified and supplemented and in effect from time to time, the “Credit Agreement”).

Section 2.01(e) of the Credit Agreement contemplates that at any time and from time to time, the Borrowers may request that one or more persons (which may include the Lenders under and as defined in the Credit Agreement or additional financial institutions that will become Lenders) offer to enter into commitments to provide Incremental Facility Revolving Credit Commitments.  The Borrowers have requested that $112,500,000 aggregate principal amount of additional Revolving Credit Commitments constituting an increase in the existing Class of Revolving Credit Commitments be provided on the Increase Effective Date (as defined below).  The New Revolving Credit Lenders (as defined below) and the Increasing Revolving Credit Lender (as defined below) are willing to provide the Increased Revolving Credit Commitment (as defined below) on the terms and conditions set forth below and in accordance with the applicable provisions of the Credit Agreement, and accordingly, the parties hereto hereby agree as follows:

ARTICLE I

DEFINED TERMS

Terms defined in the Credit Agreement are used herein as defined therein.

ARTICLE II

REVOLVING CREDIT LOANS

Section 2.01.Commitments.  Toronto Dominion (Texas) LLC (“TD”), Citizens Bank, N.A. (“Citizens”), Fifth Third Bank (“Fifth Third”) and Capital One, National Association (“Capital One” and, together with TD, Citizens and Fifth Third, each a “New Revolving Credit Lender” and collectively, the “New Revolving Credit Lenders”) and Royal Bank of Canada (the “Increasing Revolving Credit Lender”) each severally agree to provide an additional Revolving Credit Commitment in the amount set forth opposite its name on Schedule I hereto (the “Increased Revolving Credit Commitments”).  The Increased Revolving Credit Commitments shall become effective on the Increase Effective Date.  The Increased Revolving Credit Commitments shall be Revolving Credit Commitments under the Credit Agreement and shall have the terms specified therein and each New Revolving Credit Lender and the Increasing Revolving Credit Lender shall be a Revolving Credit Lender under the Credit Agreement.  Immediately after the Increase Effective Date, the aggregate principal amount of Revolving Credit Commitments of Royal Bank of Canada is $37,500,000 and the aggregate principal amount of Revolving Credit Commitments of all Revolving Credit Lenders is $362,500,000.

ARTICLE III

REPRESENTATIONS AND WARRANTIES; NO DEFAULTS

The Borrowers represent and warrant to the Administrative Agent and the Lenders that (i) each of the representations and warranties made by the Borrowers in Section 7 of the Credit Agreement, and by each Obligor in the other Loan Documents to which it is a party, is true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference therein to the Credit Agreement or Loan Documents includes a reference to this Incremental Facility Agreement and (ii) no Default or Event of Default has occurred and is continuing.

ARTICLE IV

CONDITIONS

Section 4.01.The effectiveness of the Increased Revolving Credit Commitment of each New Revolving Credit Lender and the Increasing Revolving Credit Lender is subject to each of the following conditions having been satisfied (the date of satisfaction of such conditions, the “Increase Effective Date”):

(a)Counterparts of Incremental Facility Agreement.  The Administrative Agent shall have received duly executed and delivered counterparts of this Incremental Facility Agreement from (i) each Obligor, (ii) each New Revolving Credit Lender, (iii) the Increasing Revolving Credit Lender and (iv) the Issuing Lender.

(b)Opinion of Counsel to Obligors.  The Administrative Agent shall have received an opinion of Vedder Price P.C., counsel to the Obligors, dated such date or dates and covering such matters as the Administrative Agent or the New Revolving Credit Lenders or the Increasing Revolving Credit Lender may reasonably request (and the Borrowers hereby instruct counsel to deliver such opinion to the New Revolving Credit Lenders and the Increasing Revolving Credit Lender and the Administrative Agent).

(c)Keepwell.  The Administrative Agent shall have received from each Obligor a duly executed and delivered counterpart to a keepwell agreement containing usual and customary terms and otherwise satisfactory to the Administrative Agent, the New Revolving Credit Lenders and the Increasing Revolving Credit Lender.

(d)Officer’s Certificate.  The Administrative Agent shall have received a certificate of a Senior Officer, dated such date or dates as the Administrative Agent or any New Revolving Credit Lender or the Increasing Revolving Credit Lender may reasonably request, to the effect that (i) the representations and warranties made by the Borrowers in Article III hereof, and by each Obligor in the other Loan Documents to which it is a party, are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date), (ii) there have been no amendments to the organizational documents of any Obligor since February 5, 2014 and each New Revolving Credit Lender and the Increasing Revolving Credit Lender may rely on the secretary’s certificates delivered to the Administrative Agent on such date and (iii) no Default or Event of Default shall have occurred and be continuing.

(e)Fees and Expenses.  The Administrative Agent (i) shall have received from the Borrowers for the account of each New Revolving Credit Lender and of the Increasing Revolving Credit Lender, as fee compensation for the Increased Revolving Credit Commitment of such New Revolving Credit Lender and of the Increasing Revolving Credit Lender, an upfront fee in an amount equal to 0.325% of the stated principal amount of the Increased Revolving Credit Commitment of such New Revolving Credit Lender and of the Increasing Revolving Credit Lender, or (ii) shall have received evidence from the Borrowers that the applicable ratable upfront fee amount has been paid directly to each New Revolving Credit Lender and to the Increasing Incremental Facility Revolving Credit Lender.

(f)Repayment of Revolving Credit Loans.  The Administrative Agent shall be satisfied with the arrangements to ensure that all outstanding Revolving Credit Loans immediately after the Increase Effective Date are held on a pro rata basis by the Revolving Credit Lenders after giving effect to the Increased Revolving Credit Commitment.

ARTICLE V

MISCELLANEOUS

Section 5.01.Confirmation of Security Documents.  Each of the Borrowers hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party.  By its execution on the respective signature lines provided below, each of the Obligors hereby confirms and ratifies all of its obligations and the Liens granted by it under the Security Documents to which it is a party, represents and warrants that the representations and warranties set forth in such Security Documents are true and correct on the date hereof as if made on and as of such date and confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as supplemented hereby without impairing any such obligations or Liens in any respect.

Section 5.02.Expenses.  The Obligors jointly and severally agree to pay, or reimburse the Administrative Agent for, all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of special New York counsel to the Administrative Agent, in connection with the preparation of this Incremental Facility Agreement.

Section 5.03.Counterparts; Integration; Effectiveness.  This Incremental Facility Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Incremental Facility Agreement shall become effective when it has been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  Delivery of an executed counterpart of a signature page of this Incremental Facility Agreement by fax or email (with a “pdf” copy thereof attached) shall be effective as delivery of an original executed counterpart hereof.

Section 5.04.Governing Law.  This Incremental Facility Agreement is governed by, and construed to be in accordance with, the law of the State of New York.

Section 5.05.Headings.  Article and Section headings used herein are for convenience of reference only, are not part of this Incremental Facility Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Incremental Facility Agreement.

Section 5.06.Notices.  All notices, requests and other communications provided for herein and under the Security Documents (including, without limitation, any modifications of, or waivers, requests or consents under this Incremental Facility Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient in accordance with the Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

MEDIACOM ILLINOIS LLC MEDIACOM INDIANA LLC MEDIACOM IOWA LLC MEDIACOM MINNESOTA LLC MEDIACOM WISCONSIN LLC MEDIACOM ARIZONA LLC MEDIACOM CALIFORNIA LLC MEDIACOM DELAWARE LLC MEDIACOM SOUTHEAST LLC

By:	Mediacom LLC, Member

By:	Mediacom Communications
Corporation, Member

By:	/s/ Mark E. Stephan
	Name:	Mark E. Stephan
	Title:	Executive Vice President and Chief Financial Officer

ZYLSTRA COMMUNICATIONS CORP.

By:	/s/ Mark E. Stephan
	Name:	Mark E. Stephan
	Title:	Executive Vice President and Chief Financial Officer

[Incremental Facility Agreement Signature Page]

By its signature below, the undersigned hereby consents to the foregoing Incremental Facility Agreement and confirms that any Revolving Credit Loans and Letter of Credit Liabilities pursuant to the Increased Revolving Credit Commitment constitute “Guaranteed Obligations” under the Guarantee and Pledge Agreement under and as defined in the Credit Agreement for all purposes of the Guarantee and Pledge Agreement and are entitled to the benefits of the guarantee and security provided under the Guarantee and Pledge Agreement.

MEDIACOM LLC

By:	Mediacom Communications Corporation, Member

By:	/s/ Mark E. Stephan
	Name:	Mark E. Stephan
	Title:	Executive Vice President and Chief Financial Officer

[Incremental Facility Agreement Signature Page]

MEDIACOM MANAGEMENT CORPORATION

By:	/s/ Mark E. Stephan
	Name:	Mark E. Stephan
	Title:	Executive Vice President and Chief Financial Officer

[Incremental Facility Agreement Signature Page]

MEDIACOM INDIANA PARTNERCO LLC

By:	Mediacom LLC, Member
By:	Mediacom Communications Corporation, Member

By:	/s/ Mark E. Stephan
	Name:	Mark E. Stephan
	Title:	Executive Vice President and Chief Financial Officer

[Incremental Facility Agreement Signature Page]

MEDIACOM INDIANA HOLDINGS, L.P.

By:	Mediacom Indiana Partnerco LLC, General Partner
By:	Mediacom LLC, Member
By:	Mediacom Communications Corporation, Member

By:	/s/ Mark E Stephan
	Name:	Mark E. Stephan
	Title:	Executive Vice President and Chief Financial Officer

[Incremental Facility Agreement Signature Page]

By its signature below, the undersigned hereby consents to the foregoing Incremental Facility Agreement and confirms that any Revolving Credit Loans and Letter of Credit Liabilities pursuant to the Increased Revolving Credit Commitment constitute “Guaranteed Obligations” under its respective Subsidiary Guarantee Agreement under and as defined in the Credit Agreement for all purposes of said Subsidiary Guarantee Agreements and are entitled to the benefits of the guarantee and security provided under the Subsidiary Guarantee Agreements.

ILLINI CABLE HOLDING, INC.

By:	/s/ Mark E. Stephan
	Name:	Mark E. Stephan
	Title:	Executive Vice President and Chief Financial Officer

ILLINI CABLEVISION OF ILLINOIS, INC.

By:	/s/ Mark E. Stephan
	Name:	Mark E. Stephan
	Title:	Executive Vice President and Chief Financial Officer

[Incremental Facility Agreement Signature Page]

By its signature below, the undersigned hereby confirms that all of its obligations under the Management Fee Subordination Agreement and Section 5.04 of the Guarantee and Pledge Agreement will continue unchanged and remain in full force and effect for the benefit of the Administrative Agent, the Lenders party to the Credit Agreement, and the New Revolving Credit Lenders and the Increasing Revolving Credit Lender.

MEDIACOM COMMUNICATIONS

CORPORATION

By:	/s/ Mark E. Stephan
	Name:	Mark E. Stephan
	Title:	Executive Vice President and Chief Financial Officer

[Incremental Facility Agreement Signature Page]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Issuing Lender

By:	/s/ Nicolas Gitron Beer
	Name:	Nicolas Gitron-Beer
	Title:	Vice President

[Incremental Facility Agreement Signature Page]

TORONTO DOMINION (TEXAS) LLC, as a New
Revolving Credit Lender

By:	/s/ Rayan Karim
	Name:	Rayan Karim
	Title:	Authorized Signatory

[Incremental Facility Agreement Signature Page]

CAPITAL ONE, NATIONAL ASSOCIATION, as a
New Revolving Credit Lender

By:	/s/ Marcy M. Dean
	Name:	Marcy M. Dean
	Title:	Senior Vice President

[Incremental Facility Agreement Signature Page]

CITIZENS BANK, N.A., as a New Revolving Credit
Lender

By:	/s/ Battle Moore
	Name:	Battle Moore
	Title:	Managing Director

[Incremental Facility Agreement Signature Page]

FIFTH THIRD BANK, as a New Revolving Credit
Lender

By:	/s/ Neil Kiernan
	Name:	Neil Kiernan
	Title:	Vice President

[Incremental Facility Agreement Signature Page]

ROYAL BANK OF CANADA, as the Increasing
Revolving Credit Lender

By:	/s/ Kevin Quan
	Name:	Kevin Quan
	Title:	Authorized Signatory

[Incremental Facility Agreement Signature Page]

Schedule I

Increased Revolving Credit Commitment

New or Increasing Revolving Credit Lender	Increased Revolving Credit Commitment
Toronto Dominion (Texas) LLC	$25,000,000.00
Capital One, National Association	$25,000,000.00
Citizens Bank, N.A.	$25,000,000.00
Fifth Third Bank	$20,000,000.00
Royal Bank of Canada	$17,500,000.00

Schedule I to Incremental Facility Agreement